UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________________________
FORM 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2026
_________________________________________________________
STRIVE, INC.
(Exact name of Registrant as Specified in Its Charter)
_________________________________________________________

Nevada	001-41612	88-1293236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Ct., Suite 1400, Dallas, Texas 75201
(Address of principal executive offices and zip code)
Registrant’s Telephone Number, Including Area Code: (855) 427-7360
(Former Name or Former Address, if Changed Since Last Report)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	ASST	The Nasdaq Stock Market LLC
Variable Rate Series A Perpetual Preferred Stock, $0.001 par value per share	SATA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On July 6, 2026, Strive, Inc. ("Strive" or the "Company") announced that during the period from June 29, 2026 through July 2, 2026, Strive purchased 17.76 bitcoin at an average price of approximately $59,850 per bitcoin, inclusive of fees and expenses. The Company also announced the following updates to its holdings of cash and cash equivalents, bitcoin, and Variable Rate Series A Perpetual Stretch Preferred Stock of Strategy Inc. (the "STRC Stock") and shares outstanding of Class A common stock, Class B common stock, and Variable Rate Series A Perpetual Preferred Stock (the "SATA Stock"):

	As of June 26, 2026	As of July 2, 2026	Change
Cash and cash equivalents (in thousands)	$141,700	$153,400	$11,700
Fair value of STRC Stock (in thousands)	$37,658	$44,379	$6,721
Shares of STRC held	505,000	505,000	—
Bitcoin held	19,864	19,882	17.76
Shares outstanding: (1)
Class A common stock	71,864,809	72,945,813	1,081,004
Class B common stock	9,780,018	9,780,018	—
SATA Stock	7,829,502	7,829,502	—
(1) Includes shares outstanding and shares sold through 4:00pm EST, which will be issued on the following business day.
As of June 30, 2026, Strive held $144.5 million of cash and cash equivalents, STRC Stock with a fair value of $42.9 million, and 19,864 bitcoin, which were acquired at an average cost of $94,761 per bitcoin. During the three-months ended June 30, 2026, the Company acquired 6,236 bitcoin at an average cost of $74,290 per bitcoin.
As of June 30, 2026, the Company had 72,164,809 shares of Class A common stock, 9,780,018 shares of Class B common stock, and 7,829,502 shares of SATA Stock outstanding.

	9/30/2025	12/31/2025	3/31/2026	6/30/2026
Balance Sheet
Bitcoin (BTC)	5,886	7,627	13,628	19,864
Bitcoin value ($) (in thousands)	$672,913	$668,486	$929,396	$1,164,639
Cash (in thousands)	$109,069	$67,499	$95,092	$144,500
Shares of STRC held	—	—	505,000	505,000
STRC $ Value (in thousands)	$—	$—	$50,510	$42,854
Total Balance Sheet (in thousands)	$781,982	$735,985	$1,074,998	$1,351,993
Debt & Preferred
Debt principal balance (in thousands)	$—	$—	$10,000	$—
SATA at stated amount (in thousands)	$—	$201,273	$437,319	$782,950
Total Debt & Preferred (in thousands)	$—	$201,273	$447,319	$782,950
Annualized interest obligation (in thousands)	$—	$24,656	$56,183	$101,784
Select Metrics
Assumed diluted shares outstanding[1]	42,204,977	44,766,899	71,985,609	84,653,128
Bitcoin per assumed diluted share (SATs)	13,946	17,037	18,931	23,465
BTC Yield % (QTD)	N/A	22.2%	11.1%	24.0%
BTC Gain (QTD)	N/A	1,305	848	3,264
BTC $ Gain (QTD in thousands)	N/A	$114,341	$57,834	$191,347
Amplification ratio	—%	30.1%	47.1%	67.2%
Market Price of BTC	$114,332	$87,650	$68,198	$58,631
1 Assumed diluted share outstanding comprises (i) the total number of Class A and Class B common stock outstanding, (ii) potential shares from assumed conversion of outstanding pre-funded warrants and shares convertible from outstanding convertible debt instruments, and (iii) potential shares from exercise of outstanding incentive stock grants, in each case as of the indicated date. All historical share amounts have been retroactively adjusted to reflect the 1-for-20 reverse stock split effected on February 6, 2026.
The Company’s financial closing procedures for the quarter ended June 30, 2026, are not yet complete. The preliminary unaudited financial information presented herein are estimates based on information available to management as of the date of this Current Report on Form 8-K, have not been reviewed or audited by the Company’s independent registered accounting firm, and are subject to change. It is possible that the final results may differ from the preliminary unaudited information provided, including differences due to the completion of the financial closing procedures and/or the annual audit process; changes in facts, circumstances and/or assumptions and/or developments in the interim. The preliminary unaudited financial information does not present all information necessary for a complete understanding of the Company’s results for the quarter ended June 30, 2026 and should not be viewed as a substitute for full financial statements prepared in accordance with U.S. generally accepted accounting principles, or GAAP.
Important Information About Select Metrics
Bitcoin Yield is a metric that represents the percentage change in bitcoin per share from the beginning of a period to the end of a period.
Bitcoin Gain is a metric that represents the number of bitcoin held by the Company at the beginning of a period multiplied by the Bitcoin Yield for such period.
Bitcoin $ Gain is a metric that represents the dollar value of the Bitcoin Gain calculated by multiplying the Bitcoin Gain by the market price of bitcoin. For determining Bitcoin $ Gain, unless otherwise specified, the Company uses the current market price of bitcoin. For determining Bitcoin $ Gain for a past fiscal year or other past period, the Company uses the market price of bitcoin as of 4:00pm ET as reported on the Coinbase exchange on the last day of the applicable period. The Company uses these market prices of bitcoin for this calculation solely for the purpose of facilitating this illustrative calculation.
The Company uses Bitcoin Yield, Bitcoin Gain and Bitcoin $ Gain as metrics to help assess the performance of its strategy of acquiring bitcoin in a manner the Company believes is accretive to stockholders. The Company believes these metrics can supplement investors’ understanding of how the Company chooses to fund bitcoin purchases and the value created in a period by:
•in the case of Bitcoin Yield, measuring the percentage change in bitcoin per share from the beginning of a period to the end of a period, which helps investors assess how the Company’s achievement of its strategy of acquiring bitcoin in an accretive manner varies across periods;
•in the case of Bitcoin Gain, hypothetically expressing the percentage change reflected in the Bitcoin Yield metric as if it reflected an increase in the amount of bitcoin held at the end of the applicable period as compared to the beginning of such period, which provides investors with visibility into the absolute change in the Company’s bitcoin holdings resulting from its Bitcoin Yield; and
•in the case of Bitcoin $ Gain, further expressing that change as an illustrative dollar value by multiplying that bitcoin-denominated change by the market price of bitcoin at the end of the applicable period as described above.
When the Company uses these metrics, management takes into account the various limitations of these metrics, including that they do not take into account that our assets, including our bitcoin, are subject to (i) all of our existing and future liabilities, including our debt, and (ii) the preferential rights of our preferred stockholders to dividends and our assets in a liquidation, and that all such claims rank senior to those of our common equity; and
Bitcoin Yield, Bitcoin Gain and Bitcoin $ Gain are not, and should not be understood as, financial performance, valuation or liquidity measures. Specifically:
•Bitcoin Yield is not equivalent to “yield” in the traditional financial context. It is not a measure of the return on investment the Company’s stockholders may have achieved historically or can achieve in the future by purchasing stock of the Company, or a measure of income generated by the Company’s operations or its bitcoin holdings, return on investment on its bitcoin holdings, or any other similar financial measure of the performance of its business or assets.
•Bitcoin Gain and Bitcoin $ Gain are not equivalent to “gain” in the traditional financial context. They also are not measures of the return on investment the Company’s stockholders may have achieved historically or can achieve in the future by purchasing stock of the Company, or measures of income generated by the Company’s operations or its bitcoin holdings, return on investment on its bitcoin holdings, or any other similar financial measure of the performance of its business or assets. It should also be understood that Bitcoin $ Gain does not represent a fair value gain of the Company’s bitcoin holdings, and Bitcoin $ Gain may be positive during periods when the Company has incurred fair value losses on its bitcoin holdings.
The trading price of the Company’s Class A common stock is informed by numerous factors in addition to Company’s bitcoin holdings and its actual or potential shares of Class A common stock outstanding, and as a result, the trading price of the Company’s securities can deviate significantly from the market value of the Company’s bitcoin, and none of Bitcoin Yield, Bitcoin Gain or Bitcoin $ Gain are indicative or predictive of the trading price of the Company’s securities.
Investors should rely on the financial statements and other disclosures contained in the Company’s SEC filings. In particular, the Company has adopted Accounting Standards Update No. 2023-08, Intangibles-Goodwill and Other-Crypto Assets (Subtopic 350-60): Accounting for and Disclosure of Crypto Assets (“ASU 2023-08”), which requires that the Company measure its bitcoin at fair value in its statement of financial position as of the end of a reported period, and recognize gains losses from changes in the fair value in net income (loss) for the reported period. As a result, we may incur unrealized gain or loss on digital assets based on changes in the market price of bitcoin during a period, which would not be reflected in Bitcoin Yield, Bitcoin Gain or Bitcoin $ Gain.
As noted above, these metrics are narrow in their purpose and are used by management to assist it in assessing whether the Company is raising and deploying capital in a manner accretive to stockholders solely as it pertains to its bitcoin holdings.
In calculating these metrics, the Company does not consider the source of capital used for the acquisition of its bitcoin. When the Company purchases bitcoin using proceeds from offerings of redeemable preferred stock, such transactions have the effect of increasing the Bitcoin

Yield, Bitcoin Gain and Bitcoin $ Gain, while also increasing the Company’s senior claims of holders of instruments other than Class A common stock with respect to dividends and to the Company’s assets, including its bitcoin, in a manner that is not reflected in these metrics.
In addition, we are required to pay dividends with respect to our perpetual preferred stock in perpetuity. The Company has historically not paid any dividends on its shares of Class A common stock, and by presenting these metrics the Company makes no suggestion that it intends to do so in the future. Ownership of the Company’s securities, including its Class A common stock and preferred stock, does not represent an ownership interest in, or a redemption right with respect to, the bitcoin the Company holds.
The Company’s ability to achieve positive Bitcoin Yield, Bitcoin Gain, or Bitcoin $ Gain may depend on a variety of factors, including factors outside of its control, such as the price of bitcoin, and the availability of debt and equity financing on favorable terms. Past performance is not indicative of future results.
These metrics are merely supplements, not substitutes to the financial statements and other disclosures contained in the Company’s SEC filings. They should be used only by sophisticated investors who understand their limited purpose and many limitations.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements herein and in the press release attached hereto may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, express or implied statements regarding the outlook and expectations of Strive and its subsidiaries, the strategic benefits and financial benefits of the merger transaction with Semler Scientific, Inc. (the "merger transaction"), including the expected impact of the merger transaction on Strive's future financial performance and the ability to successfully integrate the combined businesses, and Strive’s intentions with respect to adjusting the SATA Stock dividend rate. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgments of Strive and its management team about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements as a result of various important factors. Other risks, uncertainties and assumptions, including, among others, the following:
•the outcome of any legal proceedings that may be instituted against Strive or its subsidiaries;
•the possibility that the anticipated benefits of the merger transaction are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, and laws and regulations and their enforcement;
•the diversion of management’s attention from ongoing business operations and opportunities;
•dilution caused by Strive’s issuance of additional shares of its Class A common stock or SATA Stock;
•potential adverse reactions of Strive’s clients and customers or changes to business or employee relationships, including those resulting from the completion of the merger transaction;
•other factors that may affect future results of Strive or the future trading performance of its Class A common stock or SATA Stock.
These factors are not necessarily all of the factors that could cause Strive’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Strive’s results.
Although Strive believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that the actual results of Strive will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Strive’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2025, and other documents subsequently filed by Strive with the SEC.
The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive or its businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements contained herein and in the press release attached hereto speak only as of the date hereof, and Strive undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strive, Inc.

Date:	July 6, 2026	By:	/s/ Matthew Cole
Matthew Cole
Chief Executive Officer